Employee Benefit Plans - Balance Sheet Location of Pension and Postretirement Liabilities and Assets (Detail) (Successor [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Successor [Member]
Defined Benefit Plan Disclosure [Line Items]
Other accrued liabilities	$ (1,152)	$ (1,365)
Pension and other postretirement benefit liabilities	(40,349)	(72,317)
Other noncurrent assets	$ 4,537	$ 7,509